Share-Based Compensation (Assumptions Used to Estimate Fair Value of Each Stock) (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Risk-free interest rate	0.60%	[1]	1.00%	[1]	2.40%	[1]
Expected dividend yield	0.00%	[2]	0.00%	[2]		[2]
Expected option life	4 years 4 months 24 days	[3]	5 years	[3]	5 years	[3]
Expected stock price volatility	67.80%	[4]	68.00%	[4]	65.60%	[4]
Weighted average fair value of options granted	$ 18.60		$ 18.20		$ 24.11

[1]	Risk-free interest rate - This is the U.S. Treasury rate at the grant date having a term approximately equal to the expected life of the option. An increase in the risk-free interest rate will increase compensation expense
[2]	Expected dividend yield - The Company did not pay dividends in the year ended December 31, 2012; therefore compensation expense was not decreased. The assumptions for the compensation expense were set at the beginning of the year prior to the Company deciding to pay dividends in 2013; as the Company did not expect to pay dividends in 2013 there was no effect on compensation expense in the year ended December 31, 2013.
[3]	Expected option life - This is the period of time over which the options granted are expected to remain outstanding and is based on historical experience. Options granted have a maximum term of ten years. An increase in expected life will increase compensation expense.
[4]	Expected stock price volatility - This is a measure of the amount by which a price has fluctuated or is expected to fluctuate. The Company uses actual historical changes in the market value of the Company's stock to calculate the volatility assumption as it is management's belief that this is the best indicator of future volatility. An increase in the expected volatility will increase compensation expense.